Federated Kaufmann Large Cap Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER KLCAX)
CLASS C SHARES (TICKER KLCCX)
CLASS R SHARES (TICKER KLCKX)
INSTITUTIONAL SHARES (TICKER KLCIX)
CLASS R6 SHARES (TICKER KLCSX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED DECEMBER 31, 2015
Federated Kaufmann Large Cap Fund (the “Federated Fund”) is entering into an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the transfer of all or substantially all of the assets of the Hancock Horizon Growth Fund (the “Hancock Fund”) (which offers Institutional Class Shares, Investor Class Shares and Class C Shares) (the “Hancock Fund Shares”) in exchange solely for shares (Institutional Shares and Class A Shares) of the Federated Fund (the “Federated Fund Shares”); (ii) the distribution of the Federated Fund Shares (Institutional Shares and Class A Shares) to the holders of the outstanding Hancock Fund Shares (Institutional Class Shares, Investor Class Shares and Class C Shares); and (iii) the liquidation and termination of the Hancock Fund, all upon the terms and conditions set forth in the Plan. The Agreement is subject to the approval of the Hancock Fund shareholders at a special meeting of shareholders, currently scheduled for January 26, 2017. If the Plan is approved by the shareholders of the Hancock Fund, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the Tables in the sections entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) February 1, 2018; or (b) the date of the Fund's next effective prospectus.
December 20, 2016
Federated Kaufmann Large Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453456 (12/16)
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